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                                                                Exhibit 10.8




                                    BANKERS

                             MASTER LEASE AGREEMENT

Dated as of May  7, 1996

LESSOR:    Bankers Leasing Association, Inc. (herein called "LESSOR")
ADDRESS:   4201 Lake Cook Road, Northbrook, IL  60062
LESSEE:    CARDMEMBER PUBLISHING CORPORATION (herein called "LESSEE")
ADDRESS:   655 WASHINGTON BLVD., SUITE 1000, STAMFORD, CT 06901

1. LEASE. LESSOR hereby leases and/or grants to, LESSEE the right to use, and LESSEE hereby leases from and/or agrees to accept the right to use, subject to the terms and conditions herein set forth, the item(s) of personal property including but not limited to hardware and/or software and herein referred to as "Equipment" described in each Equipment Schedule entered into from time to time pursuant to this Master Lease Agreement. Each Equipment Schedule entered into by the parties shall constitute a separate non-cancelable lease agreement and shall incorporate therein all of the terms and conditions of this Master Lease Agreement and contain such additional terms and conditions as agreed upon. The term "LEASE" as used hereinafter shall refer to an individual Equipment Schedule which incorporates this Master Lease Agreement. Until an Equipment Schedule is signed by LESSOR, an Equipment Schedule signed by LESSEE constitutes an irrevocable offer by LESSEE to lease from LESSOR.

2. TERM. This Master Lease Agreement shall be effective when signed by both parties and shall continue in effect until all obligations of LESSEE under each Equipment Schedule are fully satisfied.

     The Lease Term for each Equipment Schedule shall become effective on the first day of the month following the Installation Date ("Commencement Date'). The Installation Date is the (i) date on which the Equipment is installed at the location set forth in the Equipment Schedule ("Equipment Location") and declared acceptable for maintenance by the Maintenance Provider (as defined in paragraph
9) or, if LESSEE causes a delay in installation or acceptance for maintenance, then even (7) days after the date on which the Equipment is delivered; or (ii) if the Equipment is already installed, being used and leased from another party and is being purchased by LESSOR for lease to LESSEE hereunder, then the date on which LESSOR pays for the Equipment. LESSEE shall promptly sign and deliver to LESSOR a Certificate of Acceptance dated as of the Installation Date. Unless LESSEE, not more than two-hundred ten (210) days or less than one-hundred eighty
(180) days prior to the initial or extended expiration of the LEASE, notifies LESSOR in writing by certified mail of its intention not to extend the LEASE, the LEASE shall automatically and continuously be extended on the same terms and conditions for a period of twelve (12) months. In the event LESSEE notifies LESSOR of its intention not to extend the LEASE, then LESSEE must do one of the following: (A) Purchase all of the Equipment at a Mutually Agreeable Purchase Price; (B) Extend the LEASE for a period of twelve (12) months at the periodic rent identified on the Equipment Schedule; (C) Enter into a new LEASE with LESSOR to lease equipment which replaces the Equipment on the Equipment Schedule and which has a cost that is greater than or equal to the original cost of the Equipment. LESSOR and LESSEE shall each have absolute discretion regarding their agreement or lock of agreement to the terms of options (A) and (C). If LESSOR and LESSEE have not reached agreeable terms to either option (A) or option (C) by the expiration of the Initial Lease Term, then option (B) shall prevail. At the end of the extension provided by option (B), the LEASE shall continue subject to termination at the end of any calendar month upon no less than 120 days written notice by either LESSOR or LESSEE.

3. RENT. LESSEE shall pay to LESSOR at its address set forth above, or at such other address LESSOR may hereinafter designate in writing, the rent specified for the Equipment, payable in advance, effective on the Commencement Date. Charges from the Installation Date to the Commencement Date shall be computed by converting the monthly or other calendar period rental to a daily rate based on a 30-day month. Subsequent monthly or other calendar period rental payments shall be due on the same day of subsequent months or other calendar periods as the Commencement Date of the LEASE.

4. DISCLAIMER OF WARRANTIES. (a) LESSEE ACKNOWLEDGES THAT LESSEE MADE THE SELECTION OF THE EQUIPMENT BASED ON ITS OWN JUDGMENT AND IS NOT RELYING ON LESSOR'S SKILL OR JUDGMENT TO SELECT OR FURNISH GOODS SUITABLE FOR ANY PARTICULAR PURPOSE. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, DIRECTLY OR INDIRECTLY, INCLUDING, WITHOUT LIMITATION, THE WARRANTY OF


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MERCHANTABILITY AND OF FITNESS, CAPACITY OR DURABILITY FOR ANY PARTICULAR
PURPOSE, AND WARRANTIES AS TO THE DESIGN OR CONDITION OF THE EQUIPMENT AND THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS, OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER, INCLUDING ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, TO ANY EXTENT WHATSOEVER, RELATING TO OR ARISING OUT OF THE SELECTION, QUALITY, CONDITION, MERCHANTABILITY, SUITABILITY, FITNESS, OPERATION OR PERFORMANCE OF THE EQUIPMENT. NO DEFECT IN OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF ITS OBLIGATIONS UNDER THE LEASE. LESSEE agrees that LESSOR assumes no liability for and makes no representation as to the treatment by LESSEE of the LEASE, the Equipment or the rent payments or other sums due thereunder for financial statement or tax purposes.

(b) For the term of the LEASE, or any extension thereof, LESSOR hereby assigns to LESSEE and LESSEE may have the benefit of any and all Vendor's warranties, service agreements and patent indemnities, if any, with respect to the Equipment to the extent assignable by LESSOR, provided, however, that LESSEE'S sole remedy for the breach of any such warranty or indemnification shall be against the Vendor and not against LESSOR, nor shall any such breach have any effect whatsoever on the rights and obligations of either party with respect to the LEASE.

5. STATUTORY FINANCE LEASE. LESSEE agrees and acknowledges that it is the intent of both parties to the LEASE that it qualify as a statutory finance lease under
Article 2A of the Uniform Commercial Code. LESSEE acknowledges and agrees the LESSEE has selected both: (1) the Equipment and (2) the Vendor from whom the Equipment is to be acquired. LESSEE acknowledges the LESSOR has not participated in any way in LESSEE'S selection of the Equipment or of the Vendor, and LESSOR has not selected, manufactured, or supplied the Equipment.

     LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE ACQUISITION OF THE EQUIPMENT FROM THE VENDOR CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE VENDOR OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

6. EQUIPMENT AND LIABILITY. LESSOR, at the request of LESSEE, has ordered or shall order the Equipment described in each Equipment Schedule attached hereto from a Vendor selected by LESSEE. LESSOR shall not be liable for specific performance of the LEASE or for damages if, for any reason, the Vendor fails to accept such order or delays or fails to fill the order. LESSEE agrees to accept such Equipment and authorizes LESSOR to add the serial number of the Equipment to the LEASE.

7. VENDOR NOT AN AGENT. LESSEE understands and agrees that neither the Vendor, nor any salesman or other agent of the Vendor, is an agent of LESSOR, no salesman or agent of the Vendor is authorized to waive or alter any term or condition of the LEASE, and no representation as to Equipment or any other matter by the Vendor shall in any way affect LESSEE'S duly to pay the rent and perform its other obligations as set forth in the LEASE.

8. PLACE OF USE. LESSEE shall keep the Equipment at its place of business as specified in the LEASE, or at such other place as LESSOR may consent to in writing. LESSEE covenants and agrees not to allow the use of the Equipment by other than the employees of the LESSEE and covenants and agrees not to rent or sublet the Equipment or any part thereof AND WILL NOT WITHOUT LESSOR'S PRIOR WRITTEN CONSENT ASSIGN THE LEASE OR ITS INTEREST THEREUNDER.

9. USE AND RETURN OF EQUIPMENT. The LESSEE leases and shall use the Equipment only for its intended purposes and shall exercise due and proper care in the use, repair and servicing of the Equipment and at all times and at its expense shall keep and maintain the Equipment in good working condition, order, and repair. The LESSEE shall make no alteration to the Equipment without the prior written consent of the LESSOR. LESSEE represents and warrants that the Equipment will be covered and maintained under the best standard full service maintenance agreement offered by the Vendor, provided the Vendor is either the original equipment manufacturer/licensor or an authorized original equipment manufacturer/licensor maintenance organization, or such other maintenance organization authorized by the original equipment manufacture/licensor (hereinafter called "Maintenance Provider"), during the full term of the LEASE or any extension thereof. Upon the expiration or termination of the LEASE, LESSEE at its sole expense shall forthwith have the Equipment de-installed and properly prepared for shipment by the Maintenance Provider, insure, warrant eligibility for continued maintenance provider's best standard and most current


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version full service and maintenance agreement and return the Equipment unencumbered to LESSOR, at such place designated by LESSOR, in the same condition as when received by LESSEE. LESSOR reserves the right to approve or designate the carrier and the means of shipment. However, if requested by LESSOR, LESSEE will, prior to shipment, at its sole expense, store the Equipment after deinstallation and packing on its premises for ninety (90) days. All replacement parts, additions and accessories incorporated in or affixed to the Equipment, including but not limited to wiring, software and operating systems, at or after the commencement of the LEASE shall become the property of LESSOR. All related documentation, manuals and service logs are the property of LESSOR and are to be returned with the Equipment.

10. RISK OF LOSS AND DAMAGE. (a) LESSEE hereby assumes and shall bear the entire risk of loss for theft, loss, damage, destruction or governmental taking, and from any and every cause whatsoever to the Equipment, whether partial or complete and whether or not through any default or neglect of LESSEE. Except as provided herein, no such event shall relieve LESSEE of its obligation to pay rent hereunder, nor shall any such event impair any other obligation of LESSEE under the LEASE which shall continue in full force and effect.

(b) If any Equipment is damaged, LESSEE must promptly notify LESSOR and within sixty (60) days of such damage shall, at its expense, cause such repairs to be made as are necessary to return the Equipment to its previous condition. LESSEE shall then be entitled to receive from LESSOR any insurance proceeds received in connection with such damage.

(c) In the event that any Equipment is destroyed, damaged beyond repair, lost, stolen or taken by governmental action for a period extending beyond the term of the LEASE, or any extension thereof (an "Event of Loss"), LESSEE must promptly notify LESSOR and pay to LESSOR on the next rental payment date following the Event of Loss, an amount equal to the Stipulated Loss Value set forth in the applicable table (the form of which is attached to each Equipment Schedule as Exhibit A) of the greater of (a) the fair market value of such Equipment prior to such loss, or (b) twenty (20) percent of the Equipment Cost, all discounted to present value at an annual rate of 6%. Upon payment of such amounts, LESSEE'S obligation to pay further rent will cease with respect to such Equipment and LESSEE will be entitled to receive any insurance proceeds or other recovery received by LESSOR in connection with such Event of Loss.

(d) In the event of a governmental taking of the Equipment for an indefinite period which does not extend beyond the term of the LEASE, all obligations of the LESSEE with respect to such Equipment (including payment of rent) will continue. So long as LESSEE is not in default hereunder, LESSOR will pay to LESSEE all sums received by LESSOR by reason of such governmental taking up to the amount paid by LESSEE during such period.

11. INSURANCE. LESSEE, at its expense, shall insure the Equipment against all risks and shall maintain a loss payable endorsement in favor of LESSOR. The all risks insurance shall be in such amounts as LESSOR reasonably requires but in no event less than the full replacement value of the Equipment or if the Equipment is not repaired or replaced the Stipulated Loss Value as set forth in the applicable table (the form of which is attached to each Equipment Schedule as Exhibit A), if applicable, or an amount equal to all unpaid and remaining rentals due during the term of the LEASE plus an amount equal to twenty (20) percent of the original Equipment Cost, all discounted to present value at an annual rate of 6%. LESSEE may act as a self-insurer in amounts acceptable to LESSOR only upon written consent of the LESSOR. LESSEE shall insure the LESSOR and LESSEE with respect to liability for personal injuries, death; damage to or loss of use of property resulting from the ownership, use and operation of the Equipment, in the amount of at least one million dollars combined single limit, or such greater amount as LESSOR shall reasonably require. All such insurance policies shall name both the LESSOR and LESSEE as insured, and must provide that they may not be cancelled or altered without at least 30 days prior written notice to LESSOR. Such property insurance and liability insurance (and written evidence therefor delivered to LESSOR upon request) shall be satisfactory to LESSOR. If LESSEE fails to provide such evidence, then LESSOR shall have the right, but not the obligation to halve either property insurance or liability insurance or both protecting the LESSOR placed at LESSEE'S expense. LESSEE'S expense may include the full premium paid by LESSOR (not reduced by any credit or refund due or paid to LESSOR) and any customary charges or fees of LESSOR and of its designee(s) associated with such insurance. LESSEE shall pay such amounts in equal installments allocated to each rent payment plus interest on such amounts at the lesser of the highest rate permitted by law or 1.5% per month.



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12. TAXES. The LESSEE shall pay all taxes and assessments (and interest and penalties, if any thereon) which may be levied, directly or indirectly, against the Equipment or any interest therein or with respect to the ownership, possession or use thereof, whether such taxes are levied against the LESSOR or the LESSEE. Such taxes to be paid by the LESSEE shall include, without limitation, property, sale, rent, lease, ad valorem and use taxes and any other tax measured by the gross rent payable hereunder, but shall not include net income or franchise taxes payable by the LESSOR. If such taxes are levied against the LESSOR, it shall notify the LESSEE of such fact. The LESSOR shall have the right, but not the obligation, to pay any such taxes, whether levied against the LESSOR or LESSEE. In such event the LESSEE shall reimburse the LESSOR therefor within five days after the receipt of an invoice based on the full amount of such taxes without regard to any discounts LESSOR may obtain due to early payment or otherwise. In the event of failure to make such reimbursement when due the LESSOR shall have all remedies provided herein with respect to the nonpayment of the rental hereunder. LESSEE agrees to reimburse LESSOR for reasonable costs incurred by LESSOR in collecting taxes and assessments hereunder.

     LESSOR reserves the right to invoice and collect an estimated amount for personal property taxes each year, such estimate to be based on the most recent ascertainable assessment. Upon receipt of an invoice for the actual amount due, LESSOR will invoice and LESSEE will pay to LESSOR or LESSOR will rebate to LESSEE any difference between the actual invoice and the estimated amount.

13. ADDITIONAL SECURITY. In any jurisdiction where the Uniform Commercial Code is in effect, LESSEE grants to LESSOR a security interest in any and all goods, chattels, fixtures, furniture, equipment, assets, accounts receivable, contract rights, general intangibles, and property of every kind wherever located now and/or hereafter belonging to LESSEE and in which LESSEE has any interest and proceeds thereof, and agrees that any security interest created by this agreement secures any and all obligations of LESSEE and those of any affiliate of LESSEE to LESSOR whether hereunder or otherwise and whether now in existence and/or to come into existence and whether initially owing to LESSOR or acquired by LESSOR through one or more assignments.

14. TITLE. All Equipment shall remain personal property and the title thereto shall remain in the LESSOR exclusively unless the Equipment is, or includes software in which event and only to the extent required by the applicable license, title to said software shall remain in the Licensor. To the extent that the License allows title to software to pass to the Licensee, such title shall vest and remain in LESSOR. To the extent that such vesting requires a specific written conveyance, LESSEE hereby conveys to LESSOR any title it has or may hereafter acquire in the software and relinquishes any subsequent claim or title in the software, including any rights to purchase the software and/or retain rights to use the same beyond the Lease Term. If any provision of this paragraph requires for its effectiveness Licensor's prior written consent because the License limits transfers, encumbrance, or assignment of the software, then LESSEE shall assist LESSOR, if so requested, in obtaining such consent. LESSEE shall keep the LESSOR'S title rights in the Equipment free from any and all liens, claims, and legal processes. LESSEE shall give LESSOR immediate notice of any attachment or other judicial process, liens, or claims affecting the Equipment and shall indemnify and save LESSOR harmless from any loss or damage caused thereby. To further secure payment to LESSOR, LESSEE agrees that each LEASE is cross-collateralized with all others and in the event of default by LESSEE of any LEASE, LESSOR may exercise its rights and remedies as if LESSEE defaulted on all LEASES.

     In the event the Maintenance Provider deems it necessary to replace any Equipment with like equipment LESSEE shall immediately notify LESSOR of the same. However, no exchange or replacement shall occur without LESSOR'S prior written approval and consent. LESSEE further agrees (a) to take all necessary and reasonable steps to insure title to the replacement Equipment is, subject to LESSOR'S satisfaction, transferred to the LESSOR, (b) agrees to insure the replacement Equipment as provided in paragraph 11, and (c) to pay any and all costs in connection with or related to such Equipment exchange.

15. FILING. LESSEE, on behalf of LESSEE and LESSOR, hereby authorizes LESSOR and appoints LESSOR its attorney-in-fact to execute and file the LEASE, any financing statements or security agreements with respect to the Equipment or any collateral provided by LESSEE to LESSOR prior to or following LESSOR'S acceptance of the LEASE, in any state of the United States. LESSEE shall execute such supplemental instruments and financing statements if LESSOR deems such to be necessary or advisable and shall otherwise cooperate to defend the title of the LESSOR by filing or otherwise.



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16. RIGHT OF INSPECTION. The LESSOR, its agents, dealers, and representatives shall have the right at any time during usual business hours to inspect the Equipment and for this purpose to have access to the location of the Equipment.

17. NON-WAIVER. LESSOR'S failure at any time to require strict performance by LESSEE of any of the provisions of the LEASE shall not waive or diminish LESSOR'S right thereafter to demand strict compliance therewith or with any other provision. Waiver of any default shall not waive any other default. LESSOR'S rights under the LEASE are cumulative and not alternative.

18. DEFAULT. Time is of the essence of the LEASE, and no waiver by LESSOR of any breach or default shall constitute a waiver of any other breach or default by LESSEE or waiver of any of LESSOR'S rights. If LESSEE fails to pay any rent or other amounts required within ten (10) days after the same is due and payable, or if LESSEE fails to observe, keep or perform any other provision of the LEASE required to be observed, kept or performed by LESSEE, or if LESSEE ceases doing business as a going concern, or if a petition if filed by or against LESSEE under the Bankruptcy Act or any amendment thereto (including a petition for re-organization or an arrangement), or if a receiver is appointed for LESSEE or its property, or if LESSEE commits an act of bankruptcy, becomes insolvent, makes an assignment for the benefit of creditors, offers a composition or extension of any of its indebtedness, or if LESSEE without LESSOR'S prior written consent, attempts to remove or sell or transfer or encumber or sublet or part with the possession of the Equipment, or if LESSOR deems itself insecure, LESSOR or its agents shall have the right to exercise any one or more of the following remedies; (a) to declare the entire amount of rent hereunder immediately due and payable without notice or demand to LESSEE, (b) to sue for and recover from the LESSEE the amount stated in the Stipulated Loss Value as set forth in the applicable table (the form of which is attached to the Equipment Schedule as Exhibit A), if any, or an amount equal to the unpaid balance of the rent due and to become due during the term of the LEASE plus an amount equal to the greater of (i) the fair market value of the Equipment prior to the event of default, or (ii) twenty (20) percent of the Equipment Cost, all discounted to present value at an annual rate of 6% , (c) to take possession of any Equipment without demand or notice wherever same may be located without any court order or other process of law. Upon retaking possession of any Equipment, the LESSOR at its option may (i) lease repossessed Equipment or any part thereof to any third party on such terms and conditions as the LESSOR may determine or
(ii) sell the Equipment or any part thereof to the highest bidder at public auction or at private sale, and will credit the new amount so realized less expenses incurred in connection with such disposition to the amount due pursuant to (b) above. LESSEE hereby waives any and all damages occasioned by such taking of possession. Any said taking of possession shall not constitute termination of the LEASE and shall not relived LESSEE of its original obligations unless LESSOR expressly so notifies LESSEE in writing.

     To the extent permitted by applicable law, the LESSEE waives any and all rights and remedies conferred upon a LESSEE by UCC Sections 2A-508 through 2A-522, including (without limitation) the LESSEE'S right to (a) cancel or repudiate the LEASE, (b) reject or revoke acceptance of the leased Equipment,
(c) recover damages from the LESSOR for breach of warranty or for any other reason, (d) claim a security interest in any rejected Equipment in the LESSEE'S possession or control, (e) deduct from rental payment all or any part of any claimed damages resulting from the LESSOR'S default under the LEASE, (f) accept partial delivery of the leased Equipment, (g) "cover" by making any purchase or lease of other equipment in substitution for Equipment due from the LESSOR, (h) recover from the LESSOR any general, special, incidental or consequential damages, for any reason whatsoever, and (i) specific performance, replevin or the like for any of the leased Equipment.

     To the extent permitted by applicable law, the LESSEE waives any rights now or hereafter conferred by statute or otherwise that may require the LESSOR to sell, release or otherwise use or dispose of any of the leased Equipment in mitigation of the LESSOR'S damages as set forth in the LEASE or that may otherwise limit or modify any of LESSOR's rights or remedies under the LEASE. The remedies provided for in the LEASE shall not be deemed exclusive but shall be cumulative, and shall be in addition to all other remedies existing at law or in equity.

     Should any legal proceedings be instituted by LESSOR to recover any monies due or to become due under the LEASE and/or for the possession of the Equipment, LESSEE shall pay LESSOR'S reasonable attorney's fees, court costs, and other related expenses as well as fees and costs incurred in connection with a bankruptcy proceeding including, but not limited to, any objections of disputes. The LESSEE and all endorsers and guarantors hereby consent to the

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LESSOR granting, at its own option, one or more extensions of the time of payment or performance of any of the obligations of the LESSEE or of any security agreement securing the LEASE, hereby waiving all notice thereof.

19. ASSIGNMENT. NEITHER THE LEASE NOR THE RIGHTS THEREUNDER SHALL BE ASSIGNED, NOR SHALL ANY OF THE EQUIPMENT BE SUBLEASED BY LESSEE WITHOUT PRIOR WRITTEN CONSENT OF LESSOR. LESSOR, WITHOUT NOTICE TO LESSEE, MAY AT ANY TIME ASSIGN ALL OR PART OF ITS RIGHT, TITLE AND INTEREST IN AND TO THE LEASE IN AND TO EACH ITEM OF EQUIPMENT AND MONIES TO BECOME DUE TO THE LESSOR THEREUNDER; and, LESSOR may grant a security interest in the Equipment, subject to the LESSEE'S rights therein as set forth in the Lease. Any assignee of LESSOR shall have all of the rights, but none of the obligations, of LESSOR under the LEASE and LESSEE agrees that it will not assert against any assignee of LESSOR any defense, counterclaim or offset that LESSEE may have against LESSOR. LESSEE acknowledges that any assignment or transfer by LESSOR would neither materially change LESSEE'S duties or obligations under the LEASE nor materially increase the burdens or risks imposed on LESSEE.

20. POSSESSION AND QUIET ENJOYMENT. LESSOR covenants to and with LESSEE that, provided LESSEE performs the conditions of the LEASE and so long as LESSEE shall not be in default thereunder, LESSEE shall peaceably and quietly hold and use the Equipment during the LEASE term without hindrance or interruption by LESSOR.

21. LIABILITY AND INDEMNITY. Except for the gross negligence or willful misconduct of LESSOR, LESSEE agrees to indemnify LESSOR against and hold LESSOR harmless from any and all claims, (INCLUDING WITHOUT LIMITATION, CLAIMS INVOLVING STRICT OR ABSOLUTE LIABILITY), actions, suits, proceedings, costs, expenses, damages and liabilities at law or in equity, including costs and reasonable attorney's fees, arising out of, connected with or resulting from the LEASE or the Equipment, including, without limitation the manufacture, selection, purchase, ownership, delivery, possession, use, operation, condition, sales, return, storage or disposition thereof, any latent or other defects, whether or not discoverable, and any claim for patent, trademark or trade name infringement.

     LESSOR shall not be liable to LESSEE for any loss, damage, injury, or expense of any kind or nature, caused directly or indirectly by any Equipment or the use or maintenance thereof; the repair, servicing or adjustment thereto, or for any delay or failure to provide any thereof, any interruption of service or loss of use of the Equipment, or for any loss of business or damage whatsoever and howsoever caused.

     For purposes of this Paragraph, the term "LESSOR" shall include LESSOR, its successors and assigns, shareholders, directors, officers, representatives, employees, and agents, and the provisions of this Paragraph shall survive expiration of the LEASE with respect to events occurring prior thereto.

22. NET LEASE. The LEASE is a net lease and LESSEE agrees that its obligation to pay all rent and other sums payable thereunder are absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment for any reason whatsoever.

23. REPRESENTATIONS AND WARRANTIES OF LESSEE. LESSEE hereby represents, warrants and covenants that, with respect to the LEASE, any amendment, addendum, rider, or other attachment executed thereunder:

     (a) The execution, delivery and performance thereof by LESSEE has been duly authorized by all necessary corporate or business action.

     (b) The individual executing such was duly authorized to do so.

     (c) they constitute legal, valid and binding agreements of LESSEE enforceable in accordance with their respective terms.

     (d) Any and all financial statements or other information with respect to LESSEE supplied to LESSOR at the time of execution hereof and any amendments, addendums, or riders hereto are true and complete.



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     The foregoing representations and warranties shall survive the signing and delivery of the LEASE and any amendments, addendums, riders or other attachments thereto.

24. MISCELLANEOUS. (a) All notices relating hereto shall be in writing and mailed to LESSOR or LESSEE by certified mail, return receipt requested at its respective address above shown or at any later address last known to the sender. The LEASE is irrevocable for the full term thereof and for the aggregate rental therein reserved, and the rent shall not abate by reason of termination of LESSEE'S right of possession and/or the taking of possession by LESSOR or for any other reason. If more than one LESSEE is named in the LEASE, the liability of each shall be joint and several.

     (b) Delinquent installments of rent, or other amounts due under the LEASE, of more than ten (10) days shall be subject to a penalty equal to ten (10) percent of such payment, plus interest at the rate of one and one-half (1 1/2) percent per month, but in no event greater than the highest lawful rate. If LESSOR supplies LESSEE with labels stating that Equipment is owned by LESSOR, LESSEE shall label the Equipment and shall keep the same affixed in a prominent place.

     (c) LESSEE agrees to furnish to LESSOR upon request:

          (1) Such additional information as LESSOR may reasonably request concerning LESSEE and LESSEE'S use of the Equipment in order to enable LESSOR to determine whether the covenants, terms, and provisions of the LEASE have been complied with by LESSEE.

          (2) copies of annual or quarterly financial statements, including a copy of the Balance Sheet and Profit and Loss Statement of LESSEE.

          (3) Financial Statements of any corporation that owns a controlling interest in LESSEE.

          (4) Copies of all Maintenance Provider's reports covering the Equipment.

          (5) A duly executed written warranty verifying the serial number(s) of the Equipment and any attachments or appurtenances thereto, specifying the shipment date for the return of the Equipment, its general condition, that the Equipment has been and continues to be in use for its intended purpose and within the limitations set forth and at the location specified in the LEASE and that insurance is in full force and effect.

     (d) LESSEE shall furnish to LESSOR such information and data as LESSOR may from time to time reasonably request as to existence of and status of any claims for damages (whether against the Equipment or against LESSOR or LESSEE) arising out of the use, operation, or condition of the Equipment; the taxes of the nature provided to be paid by LESSEE under the provisions of Paragraph 12 which have been assessed and the amount of such taxes paid, and such other data pertinent to the Equipment and the condition, use, and operation thereof as LESSOR may from time to time reasonably request.

     (e) If LESSEE shall fail to comply with its covenants and obligations under the LEASE, the payment of taxes, assessments, and other charges of keeping the Equipment in repair and free of liens, charges, and encumbrances, LESSOR may, after reasonable notice to LESSEE of LESSOR'S intent, pay such charges, taxes, assessments or cause compliance with such covenants, however, LESSOR shall not be obligated to make advances to perform the same, and all sums so advanced shall be payable to LESSOR upon demand as additional rent. No such advance shall be deemed to relieve LESSEE from any default under the LEASE or be considered a waiver by LESSOR of any of its rights or remedies.

     (f) In the event a major change in the ownership or financial condition of LESSEE occurs prior to delivery and acceptance of any Equipment, and LESSOR, in its sole discretion deems itself insecure as a result of such change, LESSOR reserves the right to cancel the LEASE and LESSEE hereby agrees to hold LESSOR harmless and to indemnify LESSOR from any and all obligations liabilities, costs and expenses incurred as a result of such cancellation, including but not limited to LESSOR'S issuance of its purchase order to the Equipment Vendor.

     (g) The LEASE, any amendments, addendums, riders, or other attachments made thereto shall be deemed to have been made and executed in Cook county, Illinois, regardless of the order in which the signatures of the parties shall be affixed thereto, and shall be interpreted and the rights and liabilities of the parties thereto determined in accordance with the laws of the State of Illinois. All claims and other matters relating to the LEASE, any amendments, addendums, riders, or other attachments made thereto and the Equipment SHALL BE HEARD IN ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS, AND THE PARTIES CONSENT TO THE EXCLUSIVE PERSONAL JURISDICTION OF SUCH COURTS, AND WAIVE TRIAL BY JURY.

     (h) Notwithstanding anything to the contrary contained in the LEASE, including but not limited to paragraph 18, in addition to all other remedies provided therein, in the event LESSEE fails to ship the Equipment to the destination designated by LESSOR on or before the warranted date as specified in paragraph 24(c)(5), LESSEE agrees to pay to LESSOR upon demand an amount equal to the daily rate, based on a 30 day month, of the monthly or other calendar period rental for each day after such date until such time as the Equipment leaves the LESSEE'S location.

     (i) LESSEE and any guarantor agree that any process served for any action or proceeding shall be valid if mailed by certified mail, return receipt requested, with delivery directed to the LESSEE, its registered agent, or any agent appointed in writing to accept such process. LESSEE and any guarantor accordingly hereby expressly appoint "COOK COUNTY PROCESS SERVERS," or its successor, in Illinois as THEIR AGENT TO ACCEPT SERVICE of such process in connection with the LEASE.

     (j) AT LESSOR'S SOLE ELECTION, LESSOR MAY SUBMIT ANY MATTER ARISING OUT OF THIS TRANSACTION, INCLUDING ANY CLAIM, COUNTER-CLAIM, SETOFF, OR DEFENSE, TO BINDING ARBITRATION BY THE AMERICAN ARBITRATION ASSOCIATION IN COOK COUNTY, ILLINOIS OR ANY OTHER SITE OF LESSOR'S CHOICE. THE DECISION AND AWARD OF THE ARBITRATOR(S) SHALL BE FINAL AND BINDING AND MAY BE ENTERED AS RENDERED IN ANY COURT HAVING JURISDICTION THEREOF.

25. SEVERABILITY. If any provisions of the LEASE or any remedy thereunder provided for is deemed invalid under any applicable law, such provision shall be inapplicable and deemed omitted, but the remaining provisions thereof including remaining default remedies, shall be given effect in accordance with the manifest intent thereof.

26. CONFLICTS. If any of the provisions of the LEASE conflict with any provisions of any other documentation relating to the transaction, the terms of the LEASE shall prevail and control, unless otherwise agreed to in writing by LESSOR.

27. ENTIRE AGREEMENT, WAIVER. This instrument constitutes the entire agreement between the parties. No waiver by LESSOR of any provision hereof shall constitute a waiver of any other matter. This Master Lease Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Master Lease Agreement including any amendments, additions, riders or other attachments is not valid and binding until execution thereof by an authorized officer of LESSOR in Northbrook, Illinois.

                                                            LESSEE'S INITIAL [ ]

IN WITNESS WHEREOF, LESSOR and LESSEE have signed this Master Lease Agreement as of the date set forth above.

LESSOR:                                   LESSEE:

BANKERS LEASING ASSOCIATION, INC.         CARDMEMBER PUBLISHING CORPORATION

By:________________________________       By:________________________________

___________________________________       ___________________________________
       (Print or Type Name)                        (Print or Type Name)

Title:_____________________________       Title: SENIOR VICE PRESIDENT/CFO

                                AMENDMENT NO. 1
                                       TO
                 MASTER LEASE AGREEMENT DATED AS OF MAY 7, 1996
                                    BETWEEN
                BANKERS LEASING ASSOCIATION, INC.. (AS "LESSOR")
                                      AND
                CARDMEMBER PUBLISHING CORPORATION (AS "LESSEE")


This Amendment is entered into in accordance with the Master Lease Agreement identified above. All the terms and conditions of the Master Lease Agreement are hereby incorporated herein and made a part hereof. In the event of a conflict between the terms of the Master Lease Agreement and this Amendment, the terms of this Amendment shall prevail.

   Amend Lessee's address to read:         680 Washington Blvd., Suite 1100
                                           Stamford, Connecticut 06901-3709

In all other respects, the terms and conditions of the Master Lease Agreement shall remain in full force and effect as originally written.

IN WITNESS WHEREOF, the parties hereto, by their authorized signatories, have executed this Amendment at the date set forth below their respective signatures.

Lessor:                                      Lessee:

BANKERS LEASING ASSOCIATION, INC.            CARDMEMBER PUBLISHING CORPORATION

By:                                          By: /s/ Steven Levenherz
   -----------------------------                ------------------------------
                                                     Steven Levenherz
Title:                                       Title:  Senior Vice President/CFO
      --------------------------                   ---------------------------

Dated as of:                                 Dated as of:  6-24-96
            --------------------                          --------------------


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  BANKERS LEASING ASSOCIATION, INC. 4201 Lake Cook Road, Northbrook, IL 60062
                     TEL: (708) 564-5353 FAX: (708) 564-5412

                          OFFICES IN PRINCIPAL CITIES
                       (800) 477-2000 Except in Illinois